Second Quarter 2015 Business Review Jonathan W. Painter, President & CEO Michael J. McKenney, Senior Vice President & CFO

2 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our expected future financial and operating performance, demand for our products, and economic and industry outlook. Our actual results may differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the year ended January 3, 2015 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; our customers’ ability to obtain financing for capital equipment projects; changes in government regulations and policies; oriented strand board market and levels of residential construction activity; development and use of digital media; price increases or shortages of raw materials; dependence on certain suppliers; international sales and operations; disruption in production; our acquisition strategy; our internal growth strategy; competition; soundness of suppliers and customers; our effective tax rate; future restructurings; soundness of financial institutions; our debt obligations; restrictions in our credit agreement; loss of key personnel; reliance on third-party research; protection of patents and proprietary rights; failure of our information systems or breaches of data security; fluctuations in our share price; and anti-takeover provisions. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

3 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues excluding the effect of acquisitions and foreign currency translation, adjusted operating income, adjusted net income, adjusted diluted EPS, and adjusted earnings before interest, taxes, depreciation, and amortization. A reconciliation of those numbers to the most directly comparable U.S. GAAP financial measures is shown in our 2015 second quarter earnings press release issued August 5, 2015, which is available in the Investors section of our website at www.kadant.com under the heading Recent News.

4 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. BUSINESS REVIEW Jonathan W. Painter President & CEO

5 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Q2 2015 Financial Highlights ($ Millions, except per share amounts) Q2 2015 Q2 2014 % CHANGE EXCL. FX Revenue $98.3 $104.8 -6.2% 1.9% Gross Margin 46.5% 43.0% n.m. n.m. Net Income1 $8.5 $7.9 7.7% 20.5% Adjusted EBITDA1, 2 $15.6 $15.4 1.4% 12.8% Diluted EPS1 $0.76 $0.70 8.6% 21.4% Adjusted Diluted EPS1, 2 $0.78 $0.74 5.4% 17.6% Bookings $93.7 $114.9 -18.5% -10.6% Backlog $132.4 $128.9 2.7% 9.5% Cash Flow1 $14.2 $9.0 57.5% 74.2% 1 Net income, diluted EPS, adjusted diluted EPS, adjusted EBITDA, and cash flow are from continuing operations. 2 Adjusted EBITDA and adjusted diluted EPS are non-GAAP financial measures that exclude certain items as detailed in our Q2 2015 earnings release dated August 5, 2015. Percent change calculated using actual numbers reported in our Q2 2015 earnings release dated August 5, 2015.

6 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. FX Translation and Acquisition Impact Q2 2015, $ in millions except EPS Revenue Adjusted EPS4 Bookings Parts & Consumables Revenue Parts & Consumables Bookings As Reported $98.3 $0.78 $93.7 $65.3 $62.4 Growth1 -6.2% 5.4% -18.5% 3.7% -6.1% Growth excluding FX Translation2 1.9% 17.6% -10.6% 12.6% 2.4% Growth excluding FX Translation and Acquisitions3 -0.4% 14.9% -12.7% 8.7% -1.4% 1 Growth is the year-over-year percent change between the current period and the comparable prior period. 2 Represents the year-over-year percent change excluding the impact of current period versus prior period exchange rates. 3 Represents the year-over-year percent change excluding the impact of acquisitions and current period versus prior period exchange rates. Acquired businesses are classified above as Acquisitions for the first four quarters after acquisition. 4 Adjusted diluted EPS is a non-GAAP financial measure that excludes certain items as detailed in our Q2 2015 earnings press release issued August 5, 2015.

7 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Bookings and Revenues US$ (millions) $0 $20 $40 $60 $80 $100 $120 Bookings Revenues

8 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Parts and Consumables Bookings and Revenues US$ (millions) $0 $10 $20 $30 $40 $50 $60 $70 Bookings Revenues

9 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. REGIONAL PERFORMANCE

10 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. North America Bookings and Revenues US$ (millions) $0 $10 $20 $30 $40 $50 $60 $70 $80 Bookings Revenues

11 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Europe Bookings and Revenues US$ (millions) $0 $5 $10 $15 $20 $25 $30 Bookings Revenues

12 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Asia Bookings and Revenues US$ (millions) $0 $5 $10 $15 $20 $25 $30 $35 Bookings Revenues Excludes the Middle East and Russia.

13 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Rest-of-World Bookings and Revenues US$ (millions) $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Bookings Revenues

14 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Guidance for Continuing Operations • Q3 2015 GAAP diluted EPS of $0.70 to $0.72 • Q3 2015 revenues of $95 to $97 million • FY 2015 GAAP diluted EPS of $3.05 to $3.11 • FY 2015 revenues of $395 to $400 million

15 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. FINANCIAL REVIEW Michael J. McKenney Senior Vice President & Chief Financial Officer

16 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Quarterly Gross Margins 47.6% 45.7% 42.7% 38.6% 45.6% 43.7% 43.4% 43.0% 47.3% 48.6% 43.9% 43.9% 45.2% 43.0% 44.7% 44.7% 48.1% 46.5% 36% 38% 40% 42% 44% 46% 48% 50%

17 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Quarterly SG&A 25% 30% 35% 40% 45% $0 $10 $20 $30 $40 SG&A SG&A as a % of Revenues

18 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. 2Q14 to 2Q15 Diluted EPS from Continuing Operations 0.70 0.23 0.03 0.02 0.01 (0.23) 0.76 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25

19 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Cash Flow ($ Millions) 2Q15 2Q14 Income from Continuing Operations $8.5 $8.0 Depreciation and Amortization 2.8 2.8 Stock-Based Compensation 1.7 1.4 Other Items 0.1 0.1 Change in Current Assets & Liabilities 1.1 (3.3) Cash Provided by Continuing Operations $14.2 $9.0

20 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Key Working Capital Metrics 2Q15 1Q15 2Q14 Days in Receivables 57 63 61 Days in Inventory 107 109 92 Days in Payables 49 50 44 61 63 57 92 109 107 44 50 49 20 40 60 80 100 120 Days in Receivables Days in Inventory Days in Payables

21 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Working Capital and Cash Conversion Days 2Q15 1Q15 2Q14 Working Capital % LTM Revenues* 15.8% 15.4% 15.7% Cash Conversion Days** 115 days 122 days 109 days *Working Capital is defined as current assets less current liabilities, excluding cash, debt, and the discontinued operation. ** Based on days in receivables plus days in inventory less days in accounts payable. 0 50 100 150 200 0% 5% 10% 15% 20% D ay s % o f R ev en u e Cash Conversion Days Working Capital % LTM Revenues *

22 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Cash and Debt ($ Millions) 2Q15 1Q15 2Q14 Cash, cash equivalents, and restricted cash $48.6 $43.2 $37.7 Debt (28.5) (30.7) (28.2) Net Cash $20.1 $12.5 $9.5 $40.0 $28.6 $30.7 $35.4 $30.9 $30.1 $41.5 $47.7 $51.8 $48.5 $58.7 $11.6 $14.3 $9.5 $18.7 $19.9 $12.5 $20.1 $0 $10 $20 $30 $40 $50 $60 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15

23 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Leverage Ratio * Calculated by adding or subtracting certain items, as required by our Credit Facility, from Adjusted EBITDA. Under our new Credit Facility entered into on August 3, 2012 total debt is defined as debt less domestic cash of up to $25 million. For periods prior to 3Q12, total debt was not reduced for domestic cash. 0.37 0.00 0.25 0.50 0.75 1.00 Debt/EBITDA *

24 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Questions & Answers To ask a question, please call 877-703-6107 within the U.S. or +1-857-244-7306 outside the U.S. and reference 83375884. Please mute the audio on your computer.

25 KAI 2Q15 Business Review–August 6, 2015 © 2015 Kadant Inc. All rights reserved. Q2 2015 Key Take-Aways • Solid quarter in revenue, operating income, EPS • Parts and consumables revenue remains strong • 2015 expected to be an excellent year with record EPS

Second Quarter 2015 Business Review Jonathan W. Painter, President & CEO Michael J. McKenney, Senior Vice President & CFO